Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 1

dated August 2, 2012 to the

Intelligent Life® VUL Prospectus

dated May 1, 2012

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2012

Intelligent Variable Annuity® Prospectus

dated May 1, 2012

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Legg Mason Western Asset Variable Global High Yield Bond Portfolio

On page 9 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectuses, as well as page 5 of the Intelligent Variable Annuity prospectus, annual portfolio operating expenses have changed as follows:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Legg Mason Western Asset Variable Global High Yield Bond Portfolio-Class I	0.70%	0.00%	0.14%	0.00%	0.84%	0.00%	0.84%

For more information about these changes and about the portfolio generally, refer to the Legg Mason Western Asset Variable Global High Yield Bond Portfolio prospectus.

A13616 (08/12)